Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Cocrystal Pharma, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Jeffrey Meckler, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey Meckler
Jeffrey Meckler
Chief Executive Officer
(Principal Executive Officer)
Dated: March 15, 2016

In connection with the annual report of Cocrystal Pharma, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Curtis Dale, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Curtis Dale
Curtis Dale
Chief Financial Officer
(Principal Financial Officer)
Dated: March 15, 2016